Exhibit 99.2

1Q14 Earnings Results May 7, 2014

Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Enterprise and Education business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer business; our ability to expand our product offerings beyond our core adult-focused language learning solutions, including the launch of Kids reading and brain fitness; our ability to introduce successfully Lexia’s Core5 reading product to the consumer market; our ability to expand our offerings to more devices and apps, our ability to identify and successfully close and integrate additional acquisition targets; our plans with respect to and our ability to successfully integrate Lexia, Livemocha, Tell Me More and Vivity into our business; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company’s annual report on Form 10-K for the year period ended December 31, 2013, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on May 7, 2014. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2 Safe Harbor

1Q14 Business Review Steve Swad, President & CEO

1Q14 Business Review

70% bookings growth in 1Q14 Driven by acquisitions Lexia growing subscription sales and increasing penetration Encouraging cross-sell of Tell Me More product by RS sales force Good customer acceptance and increasing pipeline of business E&E Business Growing Please see the Appendix for definitions of non-GAAP metrics

Integration of Tell Me More proceeding well Combined sales mgmt. and forces and merged CRMs Rolled out new product positioning, pricing and branding forthcoming Enhanced Tell Me More product with new UI/UX for cleaner interface and improved user experience Fit Brains delivered strong bookings Accelerated downloads and rankings Lexia bookings growing at high double-digit rates Acquisitions Performing Well Please see the Appendix for definitions of non-GAAP metrics

Continue to manage channel shift Growing web channel Weak retail channel Shifting away from call center activity towards web and mobile Growing digital user base Online Learners + Digital downloads now almost 40% of Consumer revenue Continue to broaden customer base for multi-product sales opportunities N.A. Consumer

1Q14 Financial Review Tom Pierno, CFO

Total bookings1 of $61MM in line with guidance Global E&E bookings1 grew 70% Lexia and Language businesses up ~35% each Core NA Consumer bookings2 down 7% Growing web channel Weak retail channel ROW Consumer bookings down 18% Due to downsizing of Asian operations Adjusted EBITDA ($6.7MM) vs. ($1.1MM) better than guidance of ($8MM-$10MM) Reflects weak retail channel and impact of seasonal losses from acquisitions 1Q14 Key Themes Please see the Appendix for definitions of non-GAAP metrics Core Bookings are North American Consumer excluding Kiosk bookings

Driven by acquisitions PF Language -4% PF Lexia +35% Cross-selling within Language Growing mix of Lexia subscriptions E&E Bookings Drivers Bookings2,3 Total 70% Language 36% Please see the Appendix for definitions of non-GAAP metrics Language includes legacy Rosetta Stone plus Tell Me More bookings Assumes Rosetta Stone acquired Lexia and Tell Me More at 1/1/13

DTC Flat, but web growing Web-channel growth >10% Call center down 30% Absence of Kiosk bookings Weakness in retail channel Acquisition of Fit Brains added $1.4MM N.A. Consumer Bookings Drivers 1Q14 Bookings1 Total Core2 -7% Retail -47% Please see the Appendix for definitions of non-GAAP metrics Core bookings are total N.A. Bookings excluding Kiosk

1Q14 Consumer Product Units and Paid Online Learners Product Units & ARPU1 Paid Online Learners & ARPU1 Rosetta Stone Inc. © 2013 ARPU is defined as average revenue per unit. Product Units decreased 6% year-over-year in 1Q, due to absence of kiosk 25% Growth in Online Learners ARPU declined slightly in 1Q14

220% growth in digital downloads 25% growth in Online Learners Growth in digital driven primarily in Web channel Online + Digital Download: Now >40% of Consumer Revenue Percentages may not add to 100% due to rounding 20% 42%

$5.6MM Decline in Adjusted EBITDA driven by: ~$4MM decline in N.A. retail channel Inclusion of results this quarter from acquisitions that operated at a seasonal loss 1Q14 Adjusted EBITDA Adjusted EBITDA $5.6MM Yr/Yr Please see the Appendix for definitions of non-GAAP metrics

Total 36% Reflects growth in E&E bookings Modest acquired deferred revenue Deferred Revenue Grew by ~$22MM Deferred Revenue Rosetta Stone Inc. © 2013

Cash Generation Metrics Adjusted EBITDA Less Capex1 Rosetta Stone Inc. © 2013 -120% Yr/Yr Please see the Appendix for definitions of non-GAAP metrics. Free Cash Flow1 -84% Yr/Yr -48% Yr/Yr Adjusted FCF

Confirming 2014 Consolidated Financial Outlook Please see the Appendix for definitions of non-GAAP metrics; Bookings growth comment reflects run-rate growth assuming that acquisitions were included in Rosetta Stone’s 2013 bookings FY 2014 Guidance1,2 Amount/Range Commentary Consolidated Bookings $315MM to $325MM Mid-single digit % growth Adjusted EBITDA $18MM to $22MM ~5% margin Shares outstanding ~22MM Capital Expenditures $10MM to $14MM Increase due to Acquisitions & Integration Long-term effective tax rate 39%

Key Themes

Appendix

Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue. Adjusted EBITDA is GAAP net income/(loss) plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expense, goodwill impairment plus the change in deferred revenue (excluding acquired deferred revenue) less the change in deferred commissions. In addition, Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring and related wind down costs, severance costs and transaction and other costs associated with mergers and acquisitions as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Adjusted EBITDA for prior periods has been revised to conform to current definition. Free cash flow is cash flow from operations less cash used in purchases of property and equipment. Non-GAAP Metric Definitions

Economic Income Statement1,2 Please see the Appendix for definitions of non-GAAP metrics Economic Income Statement reflects income statement based on bookings and expense lines adjusted for one-time items ($ Millions) 1Q13 2Q13 3Q13 4Q13 FY13 1Q14 Bookings $ 60.4 100% $ 63.1 100% $ 70.7 100% $ 84.3 100% $ 278.5 100% $ 61.2 100% Cost of Goods Sold $ 10.1 17% $ 10.0 16% $ 10.4 15% $ 14.1 17% $ 44.6 16% $ 11.3 18% Gross Profit $ 50.3 83% $ 53.1 84% $ 60.3 85% $ 70.2 83% $ 233.9 84% $ 49.9 82% Operating Expenses: Sales & Marketing $ 36.0 60% $ 31.3 50% $ 35.8 51% $ 42.3 50% $ 145.4 52% $ 37.3 61% Research & Development $ 6.1 10% $ 7.6 12% $ 8.2 12% $ 8.0 9% $ 29.9 11% $ 7.8 13% General & Administrative $ 9.7 16% $ 10.4 17% $ 10.5 15% $ 12.3 15% $ 42.9 15% $ 11.7 19% Total Operating Expenses $ 51.8 86% $ 49.3 78% $ 54.4 77% $ 62.6 74% $ 218.2 78% $ 56.8 93% Operating Income $ (1.6) -3% $ 3.7 6% $ 5.9 8% $ 7.6 9% $ 15.7 6% $ (6.9) -11% Other Income/(Expense) $ 0.4 1% $ (0.0) 0% $ (0.3) 0% $ 0.3 0% $ 0.4 0% $ 0.1 0% Adjusted EBITDA $ (1.1) -2% $ 3.7 6% $ 5.6 8% $ 7.9 9% $ 16.1 6% $ (6.7) -11%

Segment Contribution -31% Margin2 -800 bps 1Q14 Segment Contribution1 Segment Contribution 70% Margin 0 bps E&E N.A. Consumer Segment Contribution is based on bookings Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings